(LOGO)


Invests primarily in Australian and Asian debt securities.


(LOGO)

Asia-Pacific Income
    Fund, Inc.




Semi-Annual Report
  April 30, 2001

Highlights

- 31.8% of total assets invested in Asian debt securities
- 18.5% of total assets are denominated in US dollars
- 76.0% of total assets rated or deemed equivalent to A or better

All amounts are U.S. dollars unless otherwise stated.

2 Aberdeen Asia-Pacific Income Fund, Inc.

Letter to Shareholders

Dear Shareholder,  June 15, 2001

We present this Semi-Annual Report which covers the activities of Aberdeen Asia-Pacific Income Fund, Inc. (formerly known as The First Australia Prime Income Fund, Inc.) (the "Fund") for the six months ended April 30, 2001. Included in this report is a review of the Australian and selected Asian economies and investment markets, together with an overview of the Fund's investments prepared by the Investment Manager, Aberdeen Asset Managers (C.I.) Limited.

Net Asset Value Performance
The Fund's net asset value ("NAV") return was 4.4% for the six months to April 30, 2001, and 7.3% per annum since inception, assuming reinvestment of distributions. In Australian dollar terms, the NAV return was 6.0% over the same period. The Australian dollar depreciated slightly over the six months, to close at US$0.51.

The Fund's NAV per share was $4.67 on April 30, 2001, and its share price was $3.85, representing a discount to NAV of 17.6%.

Asia: 31.8% of total assets invested in Asian debt securities As of April 30, 2001, the Fund held 31.8% of its total assets in Asian debt securities. Of the Fund's total assets, 16.7% is held in Asian Yankee bonds, bringing the Fund's total US dollar exposure to 18.5%, and helping to reduce Asian currency risk.

Credit Quality: 76.0% of total assets rated or deemed equivalent to A or better
The Fund's total investments have maintained a high credit quality. As of April 30, 2001, 76.0% of the portfolio was invested in securities where either the issue or the issuer was rated A or better, or judged by the Investment Manager to be of equivalent quality.

Distributions: 14.0% annual cash distribution rate Distributions paid for the 12-month period ended April 30, 2001, totaled 54.0 cents per share. Based on the share price of $3.85 as of April 30, 2001, the cash distribution rate for the year was 14.0%. Since all distributions are paid after

                                   Aberdeen Asia-Pacific Income Fund, Inc. 3
deducting applicable withholding taxes, the effective distribution rate may be higher for those US investors who are able to claim a tax credit.

On June 13, 2001, the Board of Directors declared a 4.5 cent per share monthly distribution. It is the Board's policy to provide investors with a stable monthly distribution out of current income supplemented by realized capital gains and, to the extent necessary, paid-in capital. The Board intends to review the distribution policy and current monthly distribution rate of 4.5 cents per share on a quarterly basis, with the next scheduled review to take place in September 2001.

Shareholders Elect Directors, Approve Amendments to the Fund's Investment Objective, Policies and Restrictions
At the Annual Meeting of Shareholders, Mr. Anthony Aaronson, Mr. Beverley Hendry and Mr. Neville Miles were elected by the holders of the Fund's common stock as Class I Directors to serve for a three-year term. Dr. Anton Scrafl, and Mr. John Sheehy were elected by the holders of the Fund's preferred stock to serve for a one-year term.

On June 8, 2001, Fund at a reconvening of the Annual Meeting shareholders approved proposals to amend the Fund's investment objective, policies and restrictions. These amendments may result in a substantial change in the nature of the Fund, in that it may, over time, become a more broadly-based Asian Pacific investment, and have a greater degree of investment flexibility and access to Asian debt markets.

Buy-Back Program
On March 19, 2001, The Fund announced the approval of a buy-back program. Purchases of shares under this program commenced on June 6, 2001, and as of the date of this report, 560,000 shares have been repurchased.

4 Aberdeen Asia-Pacific Income Fund, Inc.

For information about the Fund, including weekly updates of
share price, NAV, and details of distributions, please contact
Aberdeen Asset Management, Investor Relations, by:

- calling toll free on 1-800-522-5465 in the United States,
- email to InvestorRelations@aberdeen-asset.com, or
- visiting the website at www.aberdeen-asset.com/usa.

For information about the Aberdeen Group, visit the Aberdeen
Website at www.aberdeen-asset.com.

Sincerely,


Martin Gilbert
Chairman
                         Aberdeen Asia-Pacific Income Fund, Inc. 5

Your Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the US dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund's fiscal year, October 31.

However, under the U.S. Investment Company Act of 1940, the
Fund is required to indicate the source of each distribution to shareholders.

The Fund estimates that distributions for the fiscal year commencing November 1, 2000, including the distribution paid on June 15, 2001, are comprised of 37% net investment income, 3% realized capital gains and 60% return of paid-in capital.

This estimated distribution composition may vary from month to month because it may be materially impacted by future realized gains and losses on securities and on fluctuations in the value of the currencies in which Fund's assets are denominated.

In January 2002, a Form 1099 DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment.

6 Aberdeen Asia-Pacific Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan ("the Plan") which allows you to automatically reinvest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxed to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month. Under this arrangement, the Plan Agent will purchase shares for you on the stock exchange or otherwise on the open market on or about the 15th of each month, unless shares of the Fund are trading at a premium, in which case, the Fund will issue additional shares.

As a Participant in the Plan, you will have the convenience of:

Automatic reinvestment - the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

Lower costs - shares purchased on your behalf under the Plan will be at reduced brokerage rates. Brokerage on share purchases is currently 2 cents per share;

Convenience - the Plan Agent will hold your shares in non-certificated form and will provide a detailed record of your holdings at the end of each distribution period.

To request a brochure containing information on the Plan, together with an authorization form, please contact the Plan
Agent, State Street Bank & Trust Company, P.O. Box 8200,
Boston, MA 02266-8200 or toll free on 1-800-451-6788.

                         Aberdeen Asia-Pacific Income Fund, Inc. 7

Report of the Investment Manager

Share Price Performance
On April 30, 2001, the Fund's share price was $3.85, which represented a discount of 17.6% to the NAV of $4.67. At the date of this report, the share price was $4.05 representing a discount of 16.7% to the NAV of $4.86.

Auction Market Preferred Stock (AMPS)
The Fund's US$600 million of AMPS continued to be well bid at the weekly auctions. The average interest rate paid was 5.13% over the quarter ended April 30, 2001, compared with 5.09% for 30-day US commercial paper over the same period. These rates have decreased since last quarter ended January 31, 2001, because the Federal Reserve lowered interest rates.

The Fund is a leveraged Fund. However, in recent times the US dollar has strengthened against virtually all other currencies in the world. This has resulted in a negative impact for common shareholders.

In anticipation of an appreciating currency, the Manager expects that in the medium to longer term this situation will rectify itself and that the AMPS process will be a positive contribution to Fund performance.

PORTFOLIO COMPOSITION
Quality of Investments
As of April 30, 2001, 76.0% of the Fund's total assets were invested in securities where either the issue or the issuer was rated A or better by Standard & Poor's Corporation, or Moody's Investors Service, Inc. or, if unrated, was judged to be of equivalent quality by the Investment Manager. The following table shows the ratings of securities held by the Fund as of April 30, 2001, compared with the previous six and twelve months:

------------------------------------------------------------
                 AAA/Aaa   AA/Aa   A   BBB/Baa   BB/Ba*   B*
Date                %        %     %      %        %      %
------------------------------------------------------------
April 30, 2001     47.9     24.1  4.0   17.7      4.2    2.1
October 31, 2000   51.3     17.3  7.6   17.6      3.3    2.9
April 30, 2000     52.1     19.0  4.7   14.6      6.4    3.2
------------------------------------------------------------
* Below investment grade

8 Aberdeen Asia-Pacific Income Fund, Inc.

Geographic Composition
The table below shows the geographical composition (with Yankees reallocated into country of issuance) of the Fund's total investments as of April 30, 2001 compared with the previous six and twelve months:
---------------------------------------------------------------
                                     Asia
                     Australia   (including NZ)   United States
Date                     %             %                %
---------------------------------------------------------------
April 30, 2001         66.1          32.1              1.8
October 31, 2000       67.3          30.7              2.0
April 30, 2000         69.6          27.6              2.8
---------------------------------------------------------------

Currency Composition
The table below shows the currency composition of the Fund's total investments as of April 30, 2001, compared with the previous six and twelve months:

----------------------------------------------------------------
                        Australian  Asia Currencies
                          Dollar     (including NZ)   US Dollar*
Date                         %             %               %
----------------------------------------------------------------
April 30, 2001             66.4          15.1            18.5
October 31, 2000           67.3          14.9            17.8
April 30, 2000             69.6          27.6             2.8
----------------------------------------------------------------
* Includes Asian Yankee Bonds: 16.7% on April 30, 2001, 15.8% on October 31, 2000, 13.5% on April 30, 2000.

Interest Rate Exposure
The table below shows the country composition of the Fund's total investments as of April 30, 2001, according to interest rate risk compared with the previous six and twelve months:

----------------------------------------------------------------
                                      Asia
                    Australian   (including NZ)   United States
Date                     %             %               %
----------------------------------------------------------------
April 30, 2001         66.4          15.1            18.5
October 31, 2000       67.3          14.9            17.8
April 30, 2000         69.6          27.6             2.8
----------------------------------------------------------------

                        Aberdeen Asia-Pacific Income Fund, Inc. 9

Maturity Composition
On April 30, 2001, the duration of the portfolio was 3.5 years, reduced from 3.7 years on October 31, 2000. The average maturity of the portfolio was 6.1 years on April 30, 2001, and on October 31, 2000. The following table shows the maturity composition of the Fund's portfolio as of April 30, 2001, compared with the previous six and twelve months:

-----------------------------------------------------------------------------------------
                             Under 3 Years  3 to 5 Years  5 to 10 Years   10 Years & Over
Date                               %             %             %                 %
-----------------------------------------------------------------------------------------
April 30, 2001                   41.5          13.1          35.1              10.3
October 31, 2000                 39.4          14.5          34.8              11.3
April 30, 2000                   37.6          13.5          40.0               8.9
-----------------------------------------------------------------------------------------

Sectoral Composition
The following shows the sectoral composition of the portfolio as of April 30, 2001:

-------------------------------------------------------------------------------
                        Domestic Currency Bonds          US Dollar Bonds
                                         Asia
                                      (Including                         (Cash/
                        Australia    New Zealand)    Yankees             Bonds)
                            %             %              %                 %
-------------------------------------------------------------------------------
Government*               16.33           6.61         2.69               0.00
Semi Government*          25.38           1.42         2.68               0.00
Government Bank            0.00           2.79         2.07               0.00
Utility                    2.38           0.17         0.31               0.00
Supernational              3.95           0.00         0.00               0.00
Bank/Finance Company***   17.05           3.63         2.67               1.80
Corporate                  1.25           0.50         6.32               0.00
-------------------------------------------------------------------------------

* Includes government guaranteed debt.
** Includes State Government Guaranteed Banks.
*** Includes cash held by the Fund's custodian and repurchase agreements.

10 Aberdeen Asia-Pacific Income Fund, Inc.

Market Review and Outlook

AUSTRALIA
Economy
Economic growth in Australia decelerated sharply through the second half of 2000. This was due primarily to the pull-forward of economic activity into the first half of 2000, following the introduction of a goods and services tax. Through 2000, the composition of growth in the economy changed, with a strong external sector taking over from the slowing domestic interest-sensitive sector.

After maintaining steady policy since mid-2000, the Reserve
Bank of Australia ("RBA") commenced its easing cycle in February 2001, suggesting a willingness to act aggressively in the face of a softer global environment, and in line with other global central banks.

The Investment Manager anticipates that through the coming year the Australian economy is likely to see the sources of growth rotate again, as export growth eases and the housing sector builds on recent signs of recovery following the sharp slowdown experienced in the first few months of 2001.

Fixed Income
The benchmark 10-year bond yield fell 6.19% to 5.78 over the six months ended April 30, 2001, in line with the trend of slowing GDP growth and muted inflation. Bank bill yields fell in line with official interest rates, closing at 4.89%.

Currency
Short-term interest rate differentials have now moved back in the Australian dollar's favor, as a result of the US Federal Reserve having aggressively cut the Fed Funds rate to 4.50%. As the market continues to anticipate a more aggressive easing cycle in the US than domestically, it is expected that interest rate differentials should lend support to the currency in 2001.

The Australian dollar weakened over the six month period, closing at $0.51.

                                Aberdeen Asia-Pacific Income Fund, Inc. 11

ASIA
Economies
The sharper than expected deterioration in US economic activity over recent months has produced a slowdown in Asian economies. The Manager believes that this is likely to persist through the second half of 2001 as export growth weakens. Easier monetary policy in the US and Asia, however, along with weaker domestic currencies, should provide some buffer to these regional economies.

Consumer sentiment generally remained weak in the Asian region over the period. While economic activity slowed in South Korea and Malaysia, fourth quarter GDP rose in Singapore and Thailand. Inflation remained generally benign over the period.

Domestic Bond and Currency Markets
With the exception of Malaysia and the Philippines, Asian domestic bond yields fell over the six months ended April 30, 2001, with better than expected inflation data a feature of many Asian economies, in line with a global economic slowdown. Signs of economic slowdown in Asia were initially reflected in wider credit spreads. The easing of monetary policy by the US Federal Reserve in January 2001, however, allowed a sharp contraction of spreads during January.

Most Asian currencies depreciated against the US dollar over the six months. The Malaysian Ringgit remained pegged to the US dollar.

Asian Yankee (US$) Bond Market
US-dollar denominated Asian bond yields (Yankees) fell over the six months ended April 30, 2001, in line with falling US interest rates. The Fund increased its holdings of Yankees from 15.8% in October 2000, to 16.7% in April 2001.

12 Aberdeen Asia-Pacific Income Fund, Inc.

Summary of Key Market Rates

The following table summarizes the movements of key interest rates and currencies over the last six and twelve month periods:
--------------------------------------------------------------
                         April 30     October 31    April 30
                           2001          2000         2000
--------------------------------------------------------------
Australia
90 day bank bills          4.89%         6.43%        6.24%
10 year bonds              5.78%         6.19%        6.39%
Australian Dollar     $    0.51     $    0.52    $    0.58

New Zealand
90 day bank bills          5.84%         6.65%        6.66%
10 year bonds              6.59%         6.69%        7.03%
NZ Dollar             $    0.41     $    0.39    $    0.49

South Korea
90 day bank bills          6.10%         7.11%        7.37%
5 year bonds               7.85%         7.95%        9.28%
South Korean Won*     W    1315     W    1137    W    1108

Thailand
90 day bank bills          2.50%         3.00%        3.50%
10 year bonds              5.05%         5.31%        6.95%
Thai Baht*            B    45.6     B    44      B    38

Philippines
90 day bank bills         10.78%        18.79%        8.80%
10 year bonds             15.81%        19.27%       14.40%
Philippines Peso*     P   51.4      P   52       P   41

Malaysia
90 day bank bills          3.45%         3.50%        2.85%
10 year bonds              4.50%         5.68%        5.86%
Malaysian Ringgit*    R    3.8      R    3.8    R     3.8

Singapore
90 day bank bills          4.44%         2.38%        2.17%
10 year bonds              4.14%         4.33%        4.14%
Singapore Dollar*    S$    1.82     S$   1.76    S$   1.70

US$ Yankee Bonds**
South Korea                7.08%         8.13%        8.32%
Thailand                   6.57%         7.40%        8.10%
Philippines               10.58%        12.11%       10.42%
--------------------------------------------------------------
* These currencies are quoted Asian currency per U.S. dollar. The Australian and New Zealand dollars are quoted U.S. dollars per currency.
** Sovereign issues

Aberdeen Asset Managers (C.I.) Limited
June 2001
                      Aberdeen Asia-Pacific Income Fund, Inc. 13

Portfolio of Investments (unaudited)
April 30, 2001

Principal
Amount
Local
Currency                                    Value
(000)         Description                   (US$)
------------------------------------------------------
LONG-TERM INVESTMENTS--103.5%
AUSTRALIA--68.3%
Government and Semi-Government--45.6%
Commonwealth of Australia--23.9%
A$
              Australia Postal Corporation
   22,000         6.00%,   3/25/09     $    10,988,917
              Commonwealth Bank of Australia
    5,000         6.00%,    8/1/03           2,582,297
    2,800        7.625%,    8/5/03           1,487,053
   12,000         5.25%,   12/1/04           6,056,602
    8,000         6.00%,    9/1/05           4,129,423
   10,000         6.75%,   12/1/07           5,330,904
    4,000         6.25%,   2/10/09           2,054,118
   10,000         6.25%,    9/1/09           5,158,481
              Commonwealth of Australia
   45,000         9.50%,   8/15/03          25,029,807
   40,000         9.00%,   9/15/04          22,665,048
   45,000         7.50%,   7/15/05          24,715,861
   10,000        10.00%,   2/15/06           6,061,412
   41,000        10.00%,  10/15/07          25,774,182
   67,000         8.75%,   8/15/08          40,225,814
   98,000         7.50%,   9/15/09          55,546,672
   65,000         5.75%,   6/15/11          32,875,583
   50,000         6.50%,   5/15/13          27,462,601
                                       ---------------
                                           298,144,775
                                       ---------------
New South Wales--3.9%
              New South Wales Treasury Corporation
   20,000        12.60%,    5/1/06          13,127,620
   20,000         8.00%,    3/1/08          11,256,746
   45,000         7.00%,   12/1/10          24,244,429
                                       ---------------
                                            48,628,795
                                       ---------------
Queensland--4.1%
              Queensland Treasury Corporation
   20,000         6.50%,   6/14/05          10,510,364
   15,200         6.00%,   7/14/09           7,715,807
   40,000         6.00%,   6/14/11          20,110,541
   10,000         6.00%,  10/14/15           4,669,964
   17,000         6.00%,   6/14/21           8,317,901
                                       ---------------
                                            51,324,577
                                       ---------------
South Australia--3.3%
              South Australian Financing Authority
   22,000        10.00%,   1/15/03          12,061,891
   53,000         7.50%,  10/15/07          29,159,080
                                       ---------------
                                            41,220,971
                                       ---------------
Tasmania--0.5%
A$
              Tasmanian Public Finance Corporation
   10,000         9.00%,  11/15/04     $     5,634,670
                                       ---------------
Victoria--6.0%
              Treasury Corporation of Victoria
   36,000        12.50%,  10/15/03          21,322,824
   40,500        10.25%,  11/15/06          24,914,260
   25,000         7.50%,   8/15/08          13,813,757
   30,000         5.50%,   9/15/10          14,514,375
                                       ---------------
                                            74,565,216
                                       ---------------
Western Australia--3.9%
              Western Australia Treasury Corporation
   30,000        10.00%,   7/15/05          17,720,619
   26,000         8.00%,  10/15/07          14,709,263
   20,000         7.50%,  10/15/09          11,038,687
   10,000         7.00%,   4/15/11           5,377,149
                                       ---------------
                                            48,845,718
                                       ---------------
              Total Australian
              government and
              semi-government (cost
              $716,524,889)                568,364,722
                                       ---------------
Eurobonds--18.9%
Banking and Finance--8.9%
              Bank Austria AG
   11,278       10.875%,  11/17/04           6,625,368
              Banque National de Paris
   14,000         9.00%,   8/13/02           7,418,979
              Commonwealth Bank of Australia
   10,000         9.00%,   8/15/05           5,656,227
              Credit Locale de France
    5,000        10.25%,   4/12/05           2,906,844
              Federal National Mortgage Association
              Global
   35,000         6.50%,   7/10/02          18,029,486
   52,065        6.375%,   8/15/07          26,906,895
              GE Capital Australia Limited
   15,000         7.00%,  10/15/02           7,840,878
    5,000         6.25%,   8/15/03           2,577,513

14 Aberdeen Asia Pacific Income Fund, Inc.    See Notes to Financial Statements.

April 30, 2001

Principal
Amount
Local
Currency                                    Value
(000)         Description                   (US$)
------------------------------------------------------
A$
              Jem Bonds Limited
   10,000         9.00%,   7/15/06     $     5,703,261
              KFW International Finance
    5,513        9.125%,   7/26/05           3,135,345
              National Australia Bank Limited
   10,000         6.25%,  10/15/02           5,149,704
              Northern Territory Authority
    8,000         6.50%,   7/15/05           4,179,184
    5,000        10.03%,    8/9/05           2,922,483
              Principal Finance Global Fund
   10,000         7.00%,   7/15/05           5,261,726
              Priority Trust
    2,000         6.00%,  10/15/30           1,026,075
              Puma
    5,000         7.47%,   2/21/33           2,629,519
              State Bank of New South Wales
    6,400         9.00%,   9/17/02           3,408,333
                                       ---------------
                                           111,377,820
                                       ---------------
Semi-Government and Local Government--6.2%
              New South Wales Treasury Corporation
    7,000        10.50%,   12/7/04           4,094,559
   34,000        12.60%,    5/1/06          22,263,583
    7,000         9.25%,   6/20/06           3,990,377
   40,000         8.00%,    3/1/08          22,571,980
              Queensland Treasury Corporation
   20,000        12.00%,   6/15/05          12,569,900
   20,000         8.00%,   9/14/07          11,329,632
                                       ---------------
                                            76,820,031
                                       ---------------
Supranational Global--3.8%
              Asian Development Bank
   10,000         5.25%,   9/15/04           5,027,757
              Depfa Pfandbriefbank
   10,000         6.50%,    8/8/03           5,203,660
              EFIC
    2,000        11.00%,  12/29/04           1,184,799
              Eurofima
    8,170        9.875%,   1/17/07           4,916,555
              European Bank of Reconstruction &
              Development
   34,000         9.00%,  10/15/02          18,197,902
              European Investment Bank
    5,000         6.00%,   7/15/05           2,569,144
A$
              Kingdom of Sweden
    8,287        7.875%,   4/23/07     $     4,576,849
              Quebec Province
   11,500         5.75%,   2/15/06           5,760,310
                                       ---------------
                                            47,436,976
                                       ---------------
              Total Australian
              eurobonds
              (cost $302,548,544)          235,634,827
                                       ---------------
Corporate Bonds--3.8%
Asset Backed--0.0%
              FANMAC 25
      257        10.33%,   6/15/02             136,431
                                       ---------------
Banking and Finance--0.9%
              Coles Myer Finance
    7,100         6.75%,   7/15/05           3,664,071
              DSL Bank
   15,000         6.25%,  11/15/06           7,719,875
                                       ---------------
                                            11,383,946
                                       ---------------
Floating Rate Notes*--0.1%
              Crusade Trust
    1,395       6.3883%,   7/10/29             707,428
                                       ---------------
Services--2.8%
              Austran Holdings Incorporated
    5,000         6.25%,  11/15/02           2,573,495
              Sydney Airports Corporation
    2,000         6.35%,   3/15/04           1,029,682
              Telstra Corporation
    8,000        11.50%,  10/15/02           4,413,235
    2,000         7.80%,   7/17/03           1,068,124
    7,000         8.00%,   9/15/04           3,771,373
   30,000        12.00%,   5/15/06          18,905,154
    2,000         8.75%,   1/15/20           1,249,248
              Westpac Banking Corporation
    5,000         7.00%,    8/2/10           2,615,541
                                       ---------------
                                            35,625,852
                                       ---------------
              Total Australian
              corporate bonds
              (cost $61,709,783)            47,853,657
                                       ---------------
              Total Australian
              long-term investments
              (cost $1,080,783,216)        851,853,206
                                       ---------------

See Notes to Financial Statements.    Aberdeen Asia Pacific Income Fund, Inc. 15

April 30, 2001

Principal
Amount
Local
Currency                                    Value
(000)         Description                   (US$)
------------------------------------------------------
JAPAN--1.0%
Government Bonds--1.0%
 JPY
              Inchon Metropolitan City
  500,000         3.70%,   4/26/06     $     4,265,651
              PTT Exploration & Production
  900,000         3.35%,   9/19/07           7,690,466
                                       ---------------
              Total Japan long-term
              investments
              (cost $12,209,493)            11,956,117
                                       ---------------
KOREA--3.2%
Government Bonds--3.2%
 KRW
              Korea Credit Insurance Fund
19,000,000        8.72%,   3/12/04          15,109,215
2,000,000        15.00%,    7/3/04           1,881,380
              Korea Deposit Insurance Fund Bond
10,000,000        9.90%,  10/23/03           8,180,508
              Korea Monetary Stabilization Bond
8,950,000         7.75%,   7/19/02           6,892,960
              Korea Treasury Bond
10,000,000        7.70%,   8/16/03           7,715,662
                                       ---------------
              Total Korea long-term
              investments
              (cost $43,871,176)            39,779,725
                                       ---------------
MALAYSIA--2.5%
Government Bonds--2.0%
 MYR
              Danamodal Nasional Berhad
   60,000     Zero Coupon, 10/21/03         14,472,632
              Malaysia Government Bonds
    2,000        4.427%,   3/31/03             538,789
   17,300         5.00%,   4/15/05           4,805,303
   17,890        6.844%,   10/1/09           5,484,707
                                       ---------------
              Total Malaysia
              government bonds
              (cost $23,533,535)            25,301,431
                                       ---------------
Corporate Bonds--0.5%
 MYR
              British American Tobacco Corporation
    9,000         7.10%,   11/2/04     $     2,616,987
              YTL Corporation Berhad
   13,000         8.50%,   6/29/04           3,878,105
                                       ---------------
              Total Malaysia
              corporate bonds
              (cost $6,315,789)              6,495,092
                                       ---------------
              Total Malaysia
              long-term investments
              (cost $29,849,324)            31,796,523
                                       ---------------
PHILIPPINES--0.6%
Government Bonds--0.6%
 PHP
              Philippine Government Bond
  339,500        18.00%,  11/26/08
              (cost $8,589,669)              7,450,974
                                       ---------------
SINGAPORE--1.9%
Government Bonds--1.8%
 SGD
              Singapore Government Bonds
    1,200         3.00%,   11/1/02             666,052
   11,170         4.00%,    2/1/05           6,362,237
    7,060         4.00%,    3/1/07           4,014,125
   19,050        4.625%,    7/1/10          11,280,363
                                       ---------------
              Total Singapore
              government bonds (cost
              $22,199,517)                  22,322,777
                                       ---------------
Corporate Bonds--0.1%
              General Motors Acceptance Corporation
    1,000         3.95%,   4/25/03             556,178

16 Aberdeen Asia Pacific Income Fund, Inc.    See Notes to Financial Statements.

April 30, 2001

Principal
Amount
Local
Currency                                    Value
(000)         Description                   (US$)
------------------------------------------------------
 SGD
              Singapore Power Company
      750         4.60%,   9/21/07     $       436,920
                                       ---------------
              Total Singapore
              corporate bonds
              (cost US$1,012,152)              993,098
                                       ---------------
              Total Singapore
              long-term investments
              (cost $23,211,669)            23,315,875
                                       ---------------
THAILAND--2.5%
Government Bonds--2.3%
 THB
              Eastern Water Resources
  115,000         9.00%,   7/22/04           2,761,748
              Export-Import Bank of Thailand
   80,000         7.25%,    5/6/04           1,928,762
              Thailand Government Bonds
   90,000         5.25%,    3/5/03           2,068,687
  164,000         8.25%,  10/14/03           4,063,012
  185,000         6.25%,   6/15/04           4,460,686
  343,100         8.50%,  10/14/05           9,080,205
   44,000         8.00%,   12/8/06           1,160,822
   68,000         5.60%,    7/7/07           1,610,740
   85,000         8.50%,   12/8/08           2,337,116
                                       ---------------
              Total Thailand
              government bonds (cost
              $31,888,105)                  29,471,778
                                       ---------------
Corporate Bonds--0.2%
 THB
              Advance Information Services PLC
   96,000         6.25%,   3/31/03
              (cost $2,533,260)              2,167,190
                                       ---------------
              Total Thailand
              long-term investments
              (cost $34,421,365)            31,638,968
                                       ---------------
UNITED STATES--23.5%
Yankee Bonds--23.5%
 USD
              ASAT Finance LLC
    3,900        12.50%,   11/1/06     $     3,880,500
              Bangkok Bank Public Company
   10,500         8.75%,   3/15/07           9,590,700
              Bangkok Sentral Ng
    4,000         8.60%,   6/15/27           2,746,000
              China Development Bank
    4,000         8.25%,   5/15/09           4,280,328
              China Telecom Limited
    4,000        7.875%,   11/2/04           4,177,764
              Cho Hung Bank
    5,500       11.875%,    4/1/05           5,555,000
    1,500       11.875%,    4/1/10           1,507,500
              Dao Heng Bank Limited
   12,500         7.75%,   1/24/07          13,051,980
              Export-Import Bank Korea
    2,000         6.50%,  11/15/06           1,965,280
    6,000         7.10%,   3/15/07           6,163,440
              Flextronics International Limited
    2,500        9.875%,    7/1/10           2,500,000
              Globe Telecom Incorporated
    9,000        13.00%,    8/1/09           9,354,150
              Hanvit Bank
    4,000        11.75%,    3/1/10           4,064,800
    3,500        12.75%,    3/1/10           3,468,577
              HongKong Land Finance
    1,000         7.00%,    5/3/11             990,540
              Hutchison Whampoa International Limited
    4,000         7.00%,   2/16/11           3,937,388
              Industrial Bank of Korea
   14,000        8.375%,   9/30/02          14,331,800
              Korea Development Bank
    8,000        7.125%,   4/22/04           8,174,400
              Korea Electric Power Corporation
    9,000         7.75%,    4/1/13           8,888,310
   12,500         7.00%,    2/1/27          11,958,125
              Kowloon Canton Ry Corporation
   18,000         8.00%,   3/15/10          19,316,880
              LG Caltex Oil Corporation
    3,500        7.875%,    7/1/06           3,585,050
    6,500         7.50%,   7/15/07           6,388,564
              Malaysia
    5,000         8.75%,    6/1/09           5,590,500
              National Power Corporation
    7,000         8.40%,  12/15/16           4,762,100

See Notes to Financial Statements.    Aberdeen Asia Pacific Income Fund, Inc. 17

April 30, 2001

Principal
Amount
Local
Currency                                    Value
(000)         Description                   (US$)
------------------------------------------------------
 USD
              Petroliam Nasional Berhad
    5,000        8.875%,    8/1/04     $     5,372,315
    5,000        7.125%,  10/18/06           4,951,385
   15,000         7.75%,   8/15/15          13,684,050
              Philippine Long Distance Telcom
    1,000         8.35%,    3/6/17             703,700
              Pohang Iron & Steel Corporation
    4,000        7.125%,   11/1/06           3,981,428
              PTT Exploration & Production
    6,500        7.625%,   10/1/06           6,588,170
              Reliance Industries Limited
   19,250        10.25%,   1/15/97          15,944,775
              Republic of Philippines
    2,500        9.875%,   3/16/10           2,350,837
   12,500        9.875%,   1/15/19          10,081,350
    3,500         9.50%,  10/21/24           3,369,891
    7,636       10.625%,   3/16/25           6,425,801
              Republic of South Korea
    5,500         8.75%,   4/15/03           5,815,975
   14,500        8.875%,   4/15/08          15,879,052
              Telekom Malaysia
    3,000        7.875%,    8/1/25           2,750,100
              Tenaga Nasional Berhad
    7,750        7.625%,    4/1/11           7,185,800
    5,000         7.50%,   11/1/25           4,371,000
    7,000         7.50%,   1/15/96           5,130,650
              TM Global Corporation
    8,000         8.00%,   12/7/10           7,717,008
              Total Access Communication Public
    3,250        8.375%,   11/4/06           2,941,250
              UBS AG (Jersey)
    5,000      10.3275%,   6/12/04           4,850,000
              Windsor Petroleum Transport Corporation
    4,000         7.84%,   1/15/21           3,565,020
                                       ---------------
              Total United States
              long-term investments
              (cost $288,411,206)          293,889,233
                                       ---------------
              Total long-term
              investments
              (cost $1,521,347,118)      1,291,680,621
                                       ---------------
SHORT-TERM INVESTMENTS--41.0%
AUSTRALIA--28.2%
Government and Semi-Government--6.9%
Commonwealth of Australia--4.5%
A$
              Australian Capital Territory
   10,000        12.00%,  11/15/01     $     5,268,018
              Commonwealth Bank of Australia
   10,000         5.50%,    3/1/02           5,104,905
              Commonwealth of Australia
   48,000        12.00%,  11/15/01          25,283,514
              Northern Territory Authority
   40,000        12.50%,   7/15/01          20,582,316
                                       ---------------
                                            56,238,753
                                       ---------------
New South Wales--2.4%
              New South Wales Treasury Corporation
   57,000        12.00%,   12/1/01          30,090,368
                                       ---------------
              Total Australian
              government and
              semi-government (cost
              $139,174,154)                 86,329,121
                                       ---------------
Eurobonds--20.8%
Banking and Finance--17.3%
              GE Capital Australia Limited
   10,000         6.50%,   12/3/01           5,129,182
              GMAC Australia Finance Limited
    6,500         9.00%,   5/22/01           3,304,271
              State Bank of New South Wales
   20,000        11.75%,   8/16/01          10,337,438
   28,000        10.75%,   3/12/02          14,879,595
              State Bank of South Australia
   10,000        11.00%,   4/10/02           5,356,002
              State Street Call Deposit
  349,533         4.75%,    5/1/01         177,335,824
                                       ---------------
                                           216,342,312
                                       ---------------
Semi-Government and Local Government--3.4%
              New South Wales Treasury Corporation
   25,000         8.00%,   12/1/01          12,920,454
   50,000        12.00%,   12/1/01          26,398,358

18 Aberdeen Asia Pacific Income Fund, Inc.    See Notes to Financial Statements.

April 30, 2001

Principal
Amount
Local
Currency                                    Value
(000)         Description                   (US$)
------------------------------------------------------
A$
              South Australia Financing Authority
    5,000        11.25%,  10/23/01     $     2,608,793
                                       ---------------
                                            41,927,605
                                       ---------------
Supranational Global--0.1%
              European Investment Bank
    3,000        10.25%,   10/1/01           1,554,420
                                       ---------------
              Total Australian
              eurobonds
              (cost $313,082,340)          259,824,337
                                       ---------------
Corporate Bonds--0.5%
Asset Backed--0.1%
              FANMAC 22
    1,015        11.40%,  12/15/01             531,666
                                       ---------------
Services--0.4%
              Merrill Lynch & Co. Australia
   10,000        7.625%,   3/15/02           5,186,887
                                       ---------------
              Total Australian
              corporate bonds
              (cost $7,879,360)              5,718,553
                                       ---------------
              Total Australian
              short-term investments
              (cost $460,135,854)          351,872,011
                                       ---------------
Korea--4.3%
Government Bonds--4.3%
 KRW
              Korea Development Bank
5,000,000         8.40%,   11/3/01           3,835,078
10,000,000        8.40%,  11/20/01           7,677,057
5,000,000         6.40%,    1/5/02           3,796,359
5,000,000         6.82%,   2/26/02           3,807,850
              Korea Monetary Stabilization Bond
19,040,000        8.97%,    2/8/02          14,743,762
10,000,000        8.99%,   2/14/02           7,747,895
 KRW
              Korea Treasury Bond
10,000,000        9.09%,  10/21/01     $     7,695,488
5,000,000         7.10%,   12/9/01           3,815,965
                                       ---------------
              Total Korea short-term
              investments
              (cost $60,241,806)            53,119,454
                                       ---------------
New Zealand--0.4%
Demand Deposits--0.4%
 NZD
              New Zealand Call Deposit
   11,924         4.75%,    5/1/01
              (cost $5,425,239)              4,904,996
                                       ---------------
Singapore--0.7%
Corporate Bonds--0.7%
 SGD
              Westpac Banking Corporation
   16,600         3.54%,   3/15/02
              (cost $9,628,212)              9,220,545
                                       ---------------
Thailand--0.1%
Government Bonds--0.1%
 THB
              Thailand Government Bonds
   46,000        6.125%,   4/12/02
              (cost $1,183,853)              1,045,418
                                       ---------------
United States--7.3%
Government Bonds--0.2%
 USD
              United States Treasury Bills
    2,300     Zero Coupon, 5/31/01
              (cost $2,288,500)              2,293,102
                                       ---------------

See Notes to Financial Statements.    Aberdeen Asia Pacific Income Fund, Inc. 19

April 30, 2001

Principal
Amount
Local
Currency                                    Value
(000)         Description                   (US$)
------------------------------------------------------
Yankee Bonds--1.9%
 USD
              Chonhung Bank
    7,500      10.6575%,    7/9/01     $     7,425,000
              Embarc Ireland Limited
    5,500         7.70%,   2/16/01           5,566,000
    6,900         7.01%,   6/28/01           6,915,870
              Total Access Communication Public
    4,500        7.625%,   11/4/01           4,466,250
                                       ---------------
              Total United States
              yankee bonds
              (cost $22,340,456)            24,373,120
                                       ---------------
Repurchase Agreement--5.2%
 USD
   64,558     State Street Bank &
              Trust Company, 4.42%
              due 5/1/01 in the
              amount of $64,565,926
              (cost $64,558,000;
              collateralized by
              United States Treasury
              Bond 9.00% due
              11/15/18; value
              including accrued
              interest- $65,852,915)   $    64,558,000
                                       ---------------
              Total United States
              short-term investments
              (cost $89,186,956)            91,224,222
                                       ---------------
              Total short-term
              investments
              (cost $625,801,920)          511,386,646
                                       ---------------
--------------------------------------------------------------------------------
Total Investments--144.5% (cost $2,147,149,038)                    1,803,067,267
Other assets in excess of liabilities--3.6%                           44,754,518
Liquidation value of preferred stock--(48.1%)                      (600,000,000)
--------------------------------------------------------------------------------
Assets Applicable to Common Shareholders--100%                    $1,247,821,785
--------------------------------------------------------------------------------

------------------------------
* The interest rate reflected for floating rate notes is the rate in effect at April 30, 2001.
A$--Australian dollar
JPY--Japanese Yen
KRW--South Korean Won
MYR--Malaysian Ringgit
NZD--New Zealand dollar
PHP--Philippine peso
SGD--Singapore dollar
THB--Thailand Baht
USD--United States dollar
20 Aberdeen Asia Pacific Income Fund, Inc.    See Notes to Financial Statements.

Statement of Assets and Liabilities (unaudited)
April 30, 2001

Assets
Investments, at value (cost $2,147,149,038)......................   $ 1,803,067,267
Foreign currency, at value (cost $29,006,105)....................        28,851,361
Cash.............................................................           822,473
Interest receivable..............................................        33,374,166
Receivable for investments sold..................................         5,756,139
Unrealized appreciation on forward currency contracts............           629,093
Other assets.....................................................           219,099
Unrealized appreciation on interest rate and currency swaps......           176,044
                                                                    ---------------
    Total assets.................................................     1,872,895,642
                                                                    ---------------
Liabilities
Dividends payable-common stock...................................        12,032,243
Payable for investments purchased................................         6,069,925
Accrued expenses and other liabilities...........................         2,044,023
Withholding taxes payable........................................         1,828,265
Dividends payable-preferred stock................................         1,188,993
Unrealized depreciation on forward currency contracts............           962,676
Investment management fee payable................................           792,594
Administration fee payable.......................................           155,138
                                                                    ---------------
    Total liabilities............................................        25,073,857
                                                                    ---------------
Total Net Assets.................................................   $ 1,847,821,785
                                                                    ---------------
                                                                    ---------------
Total net assets were composed of:
  Common stock:
    Par value ($.01 per share, applicable to 267,377,298
      shares)....................................................   $     2,673,773
    Paid-in capital in excess of par.............................     1,985,557,009
  Preferred stock ($.01 par value per share and $25,000
    liquidation value per share applicable to 24,000 shares; Note
    4)...........................................................       600,000,000
                                                                    ---------------
                                                                      2,588,230,782
  Distributions in excess of net investment income...............       (33,110,650)
  Accumulated net realized gain on investments...................         1,323,746
  Net unrealized depreciation on investments.....................       (11,189,110)
  Accumulated net realized and unrealized foreign exchange
    losses.......................................................      (697,432,983)
                                                                    ---------------
  Total net assets...............................................   $ 1,847,821,785
                                                                    ---------------
                                                                    ---------------
  Net assets applicable to common shareholders...................   $ 1,247,821,785
                                                                    ---------------
                                                                    ---------------
Net asset value per common share: ($1,247,821,785 / 267,377,298
  shares of common stock issued and outstanding).................             $4.67
                                                                    ---------------
                                                                    ---------------

See Notes to Financial Statements.    Aberdeen Asia Pacific Income Fund, Inc. 21

Statement of Operations (unaudited)
Six Months Ended April 30, 2001

Net Investment Income
Income
  Interest (net of foreign withholding taxes of
    $3,688,689)..............................................     $   82,544,272
                                                                ------------------
Expenses
  Investment management fee..................................          5,197,447
  Custodian's fees and expenses..............................          1,175,000
  Administration fee.........................................          1,165,714
  Auction agent's fees and broker commissions................            835,000
  Reports to shareholders....................................            445,000
  Transfer agent's fees and expenses.........................            300,000
  Directors' fees and expenses...............................            250,000
  Legal fees and expenses....................................            200,000
  Independent accountant's fees and expenses.................            118,000
  Insurance expense..........................................            100,000
  Investor relations fees and expenses.......................             67,000
  Miscellaneous..............................................              2,846
                                                                ------------------
  Total operating expenses...................................          9,856,007
                                                                ------------------
Net investment income........................................         72,688,265
                                                                ------------------
Realized and Unrealized Gains (Losses) on Investments and
Foreign Currencies
Net realized gain on:
  Investment transactions....................................          2,168,486
                                                                ------------------
Net change in unrealized appreciation (depreciation) on:
  Investments................................................         39,167,371
  Interest rate and currency swaps...........................            702,441
                                                                ------------------
                                                                      39,869,812
                                                                ------------------
Net gain on investments......................................         42,038,298
                                                                ------------------
Net increase in total net assets from operations before net
  foreign exchange losses....................................        114,726,563
Net realized and unrealized foreign exchange losses..........        (56,282,570)
                                                                ------------------
Net Increase In Total Net Assets Resulting From Operations...     $   58,443,993
                                                                ------------------
                                                                ------------------

22 Aberdeen Asia Pacific Income Fund, Inc.    See Notes to Financial Statements.

Statement of Cash Flows (unaudited)
Six Months Ended April 30, 2001

Increase (Decrease) in Cash (Including Foreign Currency)
Cash flows used for operating activities
  Interest received (net of foreign withholding taxes).......    $     86,584,465
  Expenses paid..............................................          (9,570,665)
  Proceeds from sales of short-term portfolio investments,
    net......................................................          (1,416,226)
  Purchases of long-term portfolio investments...............        (325,516,123)
  Proceeds from sales of long-term portfolio investments.....         431,101,858
  Other......................................................              47,412
                                                                ------------------
    Net cash provided from operating activities..............         181,230,721
                                                                ------------------
Cash flows provided from financing activities
  Dividends and distributions paid to preferred
    shareholders.............................................         (18,210,061)
  Dividends and distributions paid to common shareholders....         (72,190,305)
                                                                ------------------
    Net cash used for financing activities...................         (90,400,366)
                                                                ------------------
Effect of changes in exchange rate...........................         (76,490,847)
                                                                ------------------
Net increase in cash.........................................          14,339,508
  Cash at beginning of year..................................          15,334,326
                                                                ------------------
  Cash at end of year........................................    $     29,673,834
                                                                ------------------
                                                                ------------------
Reconciliation of Net Increase in Total Net Assets from
Operations to Net Cash (Including Foreign Currency) Used For
Operating Activities
Net increase in total net assets resulting from operations...    $     58,443,993
                                                                ------------------
  Decrease in investments....................................          82,155,130
  Net realized gain on investment transactions...............          (2,168,486)
  Increase in unrealized appreciation on forward currency
  contracts..................................................              (9,262)
  Net change in unrealized depreciation on investments.......         (39,869,812)
  Net realized and unrealized foreign exchange losses........          56,282,570
  Decrease in interest receivable............................           4,389,241
  Net decrease in other assets...............................              47,411
  Increase in payable for investments purchased..............           2,856,456
  Decrease in receivable for investments sold................          19,167,186
  Decrease in accrued expenses and other liabilities.........             (63,706)
                                                                ------------------
    Total adjustments........................................         122,786,728
                                                                ------------------
Net cash provided from operating activities..................    $    181,230,721
                                                                ------------------
                                                                ------------------

See Notes to Financial Statements.    Aberdeen Asia Pacific Income Fund, Inc. 23

Statement of Changes in Net Assets (unaudited)

                                                Six Months               Year
                                                  Ended                 Ended
                                              April 30, 2001       October 31, 2000
                                            ------------------    ------------------
Increase (Decrease) in Net Assets
Operations
  Net investment income..................    $     72,688,265      $    161,018,972
  Net realized gains on investment
    transactions.........................           2,168,486             3,392,579
  Net change in unrealized appreciation
    (depreciation) on investments........          39,869,812           (82,969,078)
                                            ------------------    ------------------
  Net increase in total net assets
    resulting from operations before net
    foreign exchange losses..............         114,726,563            81,442,473
  Net realized and unrealized foreign
    exchange losses......................         (56,282,570)         (262,673,773)
                                            ------------------    ------------------
Net increase/decrease in total net assets
  resulting from operations..............          58,443,993          (181,231,300)
                                            ------------------    ------------------
Dividends from net investment income
  Common shares..........................         (54,908,476)         (103,990,974)
  Preferred shares.......................         (17,779,789)          (35,131,943)
                                            ------------------    ------------------
                                                  (72,688,265)         (139,122,917)
                                            ------------------    ------------------
Distributions to shareholders in excess
  of net investment income                        (17,282,093)           --
                                            ------------------    ------------------
Tax return of capital distribution.......          --                   (56,431,030)
                                            ------------------    ------------------
Distributions from net realized capital
  gains
  Common shares..........................          --                    --
  Preferred shares.......................          --                    (1,231,344)
                                            ------------------    ------------------
                                                   --                    (1,231,344)
                                            ------------------    ------------------
Total decrease...........................         (31,526,365)         (378,016,591)
Total Net Assets
Beginning of period......................       1,879,348,150         2,257,364,741
                                            ------------------    ------------------
End of period............................    $  1,847,821,785      $  1,879,348,150
                                            ------------------    ------------------
                                            ------------------    ------------------

24 Aberdeen Asia Pacific Income Fund, Inc.    See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

The Aberdeen Asia-Pacific Income Fund, Inc. (formerly known as the First Australia Prime Income Fund, Inc.) (the 'Fund') was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified management investment company. The Fund's investment objective is current income. The Fund may also achieve incidental capital appreciation. The Fund will seek to achieve its investment objective through investment in Asian debt and Australian debt securities.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation:
The financial statements of the Fund are prepared in accordance with United States generally accepted accounting principles using the United States dollar as both the functional and reporting currency.

Security Valuation:
Investments are stated at value. Investments for which market quotations are readily available are valued based on prices provided by a pricing service or the lower of the quotations from two leading brokers in the relevant debt securities market, in the event that a price cannot be obtained by the pricing service. Securities for which market quotations are not readily available are valued at fair value using methods determined in good faith by or under the direction of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation:
Australian dollar ('A$'), New Zealand dollar ('NZ$') and Asian dollar amounts are translated into United States dollars on the following basis:
                                      Aberdeen Asia Pacific Income Fund, Inc. 25

(i) market value of investment securities, other assets and liabilities at the exchange rates at the end of the reporting periods;

(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.
The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at April 30, 2001. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting periods.

Net realized and unrealized foreign exchange losses of $56,282,570 for the six months ended April 30, 2001 include realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net realized and unrealized foreign exchange losses shown in the composition of net assets at April 30, 2001 represent foreign exchange losses for book purposes that have not yet been recognized for tax purposes.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The exchange rate at April 30, 2001 was US$.5074 to A$1.00 for the Australian dollar.

Securities Transactions and Investment Income:
Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts on short-term securities are accreted over the life of the security. Discounts on long-term securities are recognized upon disposition. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Actual results could differ from those estimates.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the 'Guide'), was issued, and is effective for the fiscal years beginning after
26 Aberdeen Asia Pacific Income Fund, Inc.

December 15, 2000. The revised Guide will require the Fund to amortize premiums on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund estimates that the initial adjustment required upon adoption of premium amortization will decrease the recorded cost of its investments (but not their market value) by approximately $54,210,000. Additionally, had this principle been in effect during the six months ended April 30, 2001, the Fund estimates that net investment income would have increased by approximately $.007 per share (0.15% of net assets), and realized and unrealized gain per share would have decreased by the same amount. Because the Fund determines its required distributions under Federal income tax laws, adoption of this principle will not affect the amount or composition of distributions paid to shareholders.

Forward Currency Contracts:
A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Financial Futures Contracts:
A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund when the contract expires or is closed, depending on the daily fluctuations in the value of the underlying security or commodity. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or
                                      Aberdeen Asia Pacific Income Fund, Inc. 27
loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

Interest Rate and Currency Swap:
An interest rate and currency swap is an agreement between two parties which involves exchanging principal and fixed rate interest payments in one currency for principal and fixed rate interest payments in another currency for a specified period of time. Interest rate and currency swaps involve the accrual and exchange of interest payments between the parties.

During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The Fund is exposed to credit loss in the event of non-performance by the other party to the currency rate swap. However, the Fund does not anticipate non-performance by any counterparty.

Dividends and Distributions:
It is the Fund's current policy to pay dividends from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued on a weekly basis and are determined as described in Note 4.
Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount.
28 Aberdeen Asia Pacific Income Fund, Inc.

Taxes:
For federal income and excise tax purposes, the Fund's transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Australian dollars into United States dollars or transactions in New Zealand dollars or Asian country currencies are recognized for tax purposes. No provision has been made for United States income taxes because it is the Fund's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. The chart below summarizes the withholding tax rates in effect on income at the period end.

                                      Withholding
                  Country               Tax Rate
           ---------------------------------------
           Australia                       10%
           Japan                           10
           Korea                           12
           Malaysia                        30
           New Zealand                     10
           Philippines                     15
           Singapore                       30
           Thailand                        10

Cash Flow Information:
The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency.

Note 2. Agreements
Aberdeen Asset Managers (C.I.) Limited (formerly known as EquitiLink International Management Limited) (the 'Investment Manager') serves as investment manager to the Fund and Aberdeen Asset Management Limited (formerly known as EquitiLink Australia Limited) (the 'Investment Adviser') serves as investment adviser to the Fund pursuant to a management agreement and an advisory agreement, respectively, each dated December 22, 2000. The Investment Manager and the Investment Adviser are affiliated companies.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the
                                      Aberdeen Asia Pacific Income Fund, Inc. 29
selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 0.65% of the Fund's average weekly total net assets of common and preferred shareholders up to $200 million, 0.60% of such assets between $200 million and $500 million, 0.55% of such assets between $500 million and $900 million, 0.50% of such assets between $900 million and $1,750 million and 0.45% of such assets in excess of $1,750 million.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $2,574,370 to the Investment Adviser during the period ended April 30, 2001.

Prudential Investments Fund Management LLC (the 'Administrator') serves as administrator to the Fund pursuant to an agreement dated December 13, 1988. The administration agreement provides the Administrator with a fee at the annual rate of 0.15% of the Fund's average weekly total net assets of common and preferred shareholders up to $900 million, 0.10% of such assets between $900 million and $1,750 million and 0.07% of such assets in excess of $1,750 million. During the six months, the Administrator remitted $120,000 to the Investment Manager for certain compliance related administrative services provided.
Under terms of an Investor Relations Services Agreement, EquitiLink USA, Inc. (doing business under the name Aberdeen Asset Management ('Aberdeen')), a wholly owned subsidiary of the Investment Manager, serves as the Fund's investor relations agent. This agreement provides Aberdeen with a monthly retainer fee of $10,000 per year. During the six months ended April 30, 2001, the Fund incurred fees of approximately $60,000 for the services of Aberdeen. As of April 30, 2001, $10,000 of this amount was due to Aberdeen. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Note 3. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2001 aggregated $388,941,354 and $411,934,672, respectively.

The Fund entered into two interest rate and foreign currency swaps on February 16, 1999. Under the terms of the first swap, the Fund receives interest at a rate of 11.50% based on a notional amount of KRW5,124,367,250 and pays interest at a rate of 3.70% based on a notional amount of JPY500,000,000. Under the terms of the second swap, the Fund receives
30 Aberdeen Asia Pacific Income Fund, Inc.

interest at a rate of 13.05% based on a notional amount of THB290,920,192 and pays interest at a rate of 3.35% based on a notional amount of JPY900,000,000. Net receipts or payments of such amounts are exchanged semi-annually. At April 30, 2001 the unrealized appreciation on currency swaps was $380,215. The swaps are scheduled to terminate on April 26, 2006.

The Fund entered into an interest rate swap agreement on September 1, 2000. Under the terms of the agreement, the Fund receives a floating rate of interest based on a notional value of SGD 4,000,000 and pays interest at a rate of 4.835% based on a notional value of SGD 4,000,000. Net receipts of payments of such amounts are exchanged semi-annually. At April 30, 2001 the unrealized depreciation on interest rate swaps was $204,171. The swap is scheduled to terminate on September 6, 2010.

Net interest income of $418,579 on interest rate and currency swaps during the period is included in interest income in the Statement of Operations.
At April 30, 2001 the Fund had outstanding forward currency contracts to buy and sell foreign currency as follows:

                                        Value at
         Foreign Currency              Settlement        Current
           Sale Contract             Date Receivable      Value       Appreciation
-----------------------------------  ---------------   -----------   --------------
Thailand Baht
  expiring 5/15/01                     $ 6,860,000     $ 6,542,727    $    317,273
  expiring 6/11/01                      14,235,000      14,047,433         187,567
                                     ---------------   -----------   --------------
                                       $21,095,000     $20,590,160    $    504,840
                                     ---------------   -----------   --------------
                                     ---------------   -----------   --------------

                                        Value at
         Foreign Currency              Settlement        Current      Appreciation
         Purchase Contract            Date Payable        Value      (Depreciation)
-----------------------------------  ---------------   -----------   --------------
Philippine Peso
  expiring 5/24/01                       2,900,000       2,983,297          83,297
  expiring 6/1/01                        2,280,626       2,024,498        (256,128)
  expiring 7/19/01                       6,958,000       6,851,106        (106,894)
South Korean Won
  expiring 5/14/01                     $10,000,000     $ 9,700,417    $   (299,583)
  expiring 6/13/01                       6,000,000       6,040,956          40,956
Thailand Baht
  expiring 5/15/01                       6,860,000       6,561,478        (298,522)
  expiring 6/11/01                      14,235,000      14,233,450          (1,550)
                                     ---------------   -----------   --------------
                                       $49,233,626     $48,395,202    $   (838,424)
                                     ---------------   -----------   --------------
                                     ---------------   -----------   --------------

                                      Aberdeen Asia Pacific Income Fund, Inc. 31

The United States federal income tax basis of the Fund's investments at April 30, 2001 was $1,814,676,075 and accordingly, net unrealized depreciation for United States federal income tax purposes was $11,608,808 (gross unrealized appreciation--$28,464,548; gross unrealized depreciation--$40,073,356).
For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2000 of approximately $191,000 which expires in 2007. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

Note 4. Capital
There are 400 million shares of common stock authorized. At April 30, 2001, there were 267,377,298 common shares issued and outstanding at April 30, 2001. In connection with a rights offering, shareholders of record on September 25, 1998 were issued one-third of a non-transferable right for each full share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every whole right held at a subscription price equal to a 5% discount from the lesser of net asset value on the expiration date (October 22, 1998) or the average market value on that date and the four business days preceding the expiration date. On November 2, 1998 the Fund issued 71,991,921 shares of common stock at $5.30 per share and estimated rights offering costs of $1,828,500 ($.01 per share) and brokerage and dealer-manager commissions of $14,308,394 ($.02 per share) were charged to paid-in capital of the common shareholders resulting in net proceeds to the Fund of $365,420,287. The net asset value per share of the Fund's common shareholders was reduced by approximately $.61 per share as a result of this share issuance. Prudential Securities Incorporated, an affiliate of the Administrator, earned approximately $4,100,000 of the aforementioned commissions with respect to its participation in the rights offering.

The Preferred Stock shareholders have rights as determined by the Board of Directors. The 24,000 shares of Auction Market Preferred Stock ('Preferred Stock') outstanding consist of nine series as follows: Series A--3,000 shares, Series B--3,000 shares, Series C--2,000 shares, Series D--4,000 shares, Series E--2,000 shares, Series F--2,000 shares, Series G--3,000 shares, Series H--2,500 shares and Series I--2,500 shares.

Dividends on each series of Preferred Stock are cumulative at a rate established at the initial public offering and are typically reset every 28 days for Series A through D and every seven days for Series E through I based on the results of an auction. Dividend rates ranged from 4.5% to 6.8% during the six months ended April 30, 2001. Under the Investment Company
32 Aberdeen Asia Pacific Income Fund, Inc.

Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at liquidation value plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at liquidation value plus any accumulated but unpaid dividends if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.

The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Fund's directors.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The stock repurchase program allows the Fund to repurchase up to 10% of its common stock in the open market over a 12 month period if and when its discount to net asset value exceeds 10%. Through April 30, 2001, there had been no share repurchases under this program.

Note 5. Dividends And Distributions
On May 14, 2001 and June 18, 2001 the Board of Directors of the Fund declared distributions of $.045 per common share payable on June 15, 2001 and July 13, 2001 to shareholders of record on May 31, 2001 and June 29, 2001, respectively. Subsequent to April 30, 2001, dividends and distributions declared and paid on Preferred Stock totaled approximately $3,778,380 for the nine outstanding preferred share series in the aggregate through June 15, 2001.
                                      Aberdeen Asia Pacific Income Fund, Inc. 33

Financial Highlights (unaudited)

                                                                           Six Months
                                                                             Ended
                                                                         April 30, 2001
                                                                       ------------------
PER SHARE OPERATING PERFORMANCE*:
Net asset value per common share, beginning of period...............      $       4.78
                                                                       ------------------
Net investment income...............................................               .27
Net realized and unrealized gain (loss) on investments and foreign
  currencies........................................................              (.05)
                                                                       ------------------
  Total from investment operations..................................               .22
                                                                       ------------------
Dividends from net investment income to preferred shareholders......              (.06)
Dividends from net investment income to common shareholders.........              (.21)
Distributions in excess of net investment income to common
  shareholders......................................................              (.06)
Tax return of capital distribution..................................                --
Distributions from net capital and currency gains to preferred
  shareholders......................................................                --
Distributions from net capital and currency gains to common
  shareholders......................................................                --
                                                                       ------------------
  Total dividends and distributions.................................              (.33)
                                                                       ------------------
Capital charge in respect to issuance of shares.....................                --
                                                                       ------------------
Net asset value per common share, end of period.....................      $       4.67
                                                                       ------------------
                                                                       ------------------
Market price per common share, end of period........................      $       3.85
                                                                       ------------------
                                                                       ------------------
TOTAL INVESTMENT RETURN BASED OND:
Market value........................................................              6.56%
Net asset value.....................................................              4.37%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS/SUPPLEMENTAL
DATAPound:
ExpensesDD..........................................................              1.49%**
Net investment income available to common shareholders..............              8.28%**
Portfolio turnover rate.............................................                23%
Net assets of common shareholders, end of period (000 omitted)......      $  1,247,822
Average net assets of common shareholders (000 omitted).............      $  1,337,754
Senior securities (preferred stock) outstanding (000 omitted).......      $    600,000
Asset coverage of preferred stock at period-end.....................               309%

------------------------------
    * Calculated based upon average shares outstanding during the period.
   ** Annualized.
    D Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
   DD Includes expenses of both preferred and common stock.
Pound Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. Expense ratios relative to the average net assets of common and preferred shareholders are 1.03%, .98%, .95%, .95%, .94% and 1.05%, respectively. Ratios to average net assets of net investment income before preferred stock dividends are 10.96%, 10.52%, 9.79%, 10.72%, 9.17% and 9.16%, respectively. Ratios to average net assets of preferred stock dividends are 2.68%, 2.30%, 1.45%, 2.21%, 1.78% and 1.45%, respectively.

34 Aberdeen Asia Pacific Income Fund, Inc.    See notes to Financial Statements.

                          Year Ended October 31,
---------------------------------------------------------------------------
   2000            1999            1998            1997            1996
-----------     -----------     -----------     -----------     -----------
$      6.20     $      7.33     $      8.85     $      9.93     $      9.36
-----------     -----------     -----------     -----------     -----------
        .60             .67             .82             .87             .87
     (1.28)           (.35)          (1.45)           (.96)            1.13
-----------     -----------     -----------     -----------     -----------
      (.68)             .32           (.63)           (.09)            2.00
-----------     -----------     -----------     -----------     -----------
      (.13)           (.10)           (.17)           (.17)           (.14)
      (.39)           (.63)           (.51)           (.82)           (.83)
         --              --              --              --              --
      (.21)              --              --              --              --
      (.01)           (.02)              --              --           (.02)
         --           (.09)           (.21)              --           (.03)
-----------     -----------     -----------     -----------     -----------
      (.74)           (.84)           (.89)           (.99)          (1.02)
-----------     -----------     -----------     -----------     -----------
         --           (.61)              --              --           (.41)
-----------     -----------     -----------     -----------     -----------
$      4.78     $      6.20     $      7.33     $      8.85     $      9.93
-----------     -----------     -----------     -----------     -----------
-----------     -----------     -----------     -----------     -----------
$      3.86     $      6.00     $     5.625     $     8.125     $      8.94
-----------     -----------     -----------     -----------     -----------
-----------     -----------     -----------     -----------     -----------
     (26.73)%         20.96%         (23.19)%        (0.42)%           5.59%
     (12.19)%        (5.15)%         (8.10)%         (2.37)%          16.73%
       1.36%           1.26%           1.47%           1.25%           1.29%
       8.22%           8.34%           8.51%           7.39%           7.71%
         64%             89%             61%             85%             63%
$ 1,279,346     $ 1,657,365     $ 1,428,142     $ 1,723,025     $ 1,931,894
$ 1,530,638     $ 1,775,894     $ 1,485,690     $ 1,848,378     $ 1,627,916
$   600,000     $   600,000     $   600,000     $   600,000     $   600,000
        316%            376%            338%            387%            422%

 NOTE: Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets of common shareholders and other supplemental data for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's common shares.

See notes to Financial Statements.    Aberdeen Asia Pacific Income Fund, Inc. 35

Supplemental Proxy Information (unaudited)

The Annual Meeting of Shareholders of Aberdeen Asia-Pacific Income Fund, Inc. was held on April 19, 2001 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:

(1)        To elect three Directors to serve as Class I Directors for a three-year term expiring in 2004:
           - Anthony E. Aaronson
           - Beverley Hendry
           - Neville J. Miles
           To elect two directors to represent the interests of the holders of preferred
(2)        stock for the ensuing year:
           - Anton E. Schrafl
           - John T. Sheehy
           Directors whose term of office continued beyond this meeting are as follows:
           David L. Elsum, Martin J. Gilbert, Howard A. Knight, P. Gerald Malone, Peter J.
           O'Connell, William J. Potter, Peter D. Sacks, and Brian M. Sherman.
(3A)       To approve amendment to the Fund's investment objective.
(3B)       To approve amendment to the Fund's investment policies.
(3C)       To approve amendment to the Fund's investment restrictions.
           To eliminate the requirement that any subsequent changes in the Fund's invest-
(3D)
           ment policies be approved by shareholders.

On April 19, 2001, votes were taken with respect to Proposals 1 and 2, regarding the election of directors. However, the Annual Meeting was adjourned to May 10, 2001 to permit the further solicitation of proxies with respect to Proposals 3A, 3B, 3C and 3D. At a Special Meeting of the Board of Directors of the Fund held on April 26, 2001, the Board determined to withdraw from consideration at the Annual Meeting Proposal 3D, the proposal to eliminate the requirement that any subsequent changes in the Fund's investment policies be approved by shareholders.
36 Aberdeen Asia Pacific Income Fund, Inc.

The Annual Meeting was subsequently adjourned to June 1, 2001 and June 8, 2001, to permit the further solicitation of proxies with respect to Proposals 3A, 3B and 3C. At the reconvened meeting on June 8, 2001, votes were taken with respect to Proposals 3A, 3B and 3C.
The results of the proxy solicitation on the above matters were as follows:

(1)  Election of Class I Directors:
           Director            Votes for       Votes Withheld
     --------------------    -------------     --------------
     Anthony E. Aaronson      229,896,188        11,138,820
     Beverley Hendry          229,668,329        11,366,679
     Neville J. Miles         229,945,174        11,089,833
(2)  Election of Preferred Directors:

           Director            Votes for       Votes Withheld
     --------------------    -------------     --------------
     Anton E. Schrafl              16,628                26
     John T. Sheeby                16,628                26
(3A) Proposal to amend the Fund's investment objective:
     Common Stock and Preferred Stock voting together as a single class
     ------------------------------------------------------------------

     Votes For      Votes Against     Abstentions     Broker Non-Votes
     ------------   -------------     -----------     ----------------
     137,869,894      31,274,598       5,270,340         71,771,664
      Preferred Stock
      ------------------------------------------------------------------
       Votes For      Votes Against     Abstentions     Broker Non-Votes
      ------------    -------------     -----------     ----------------
      12,740             673             465              9,686
(3B)  Proposal to amend the Fund's investment policies:
      Common Stock and Preferred Stock voting together as a single class
      ------------------------------------------------------------------

      Votes For      Votes Against     Abstentions     Broker Non-Votes
      ------------   -------------     -----------     ----------------
      136,079,728      32,748,307       5,386,798         71,771,664
      Preferred Stock
      ------------------------------------------------------------------

      Votes For      Votes Against     Abstentions     Broker Non-Votes
      ------------   -------------     -----------     ----------------
      12,729             686             463              9,686

                                      Aberdeen Asia Pacific Income Fund, Inc. 37

(3C) Proposal to amend the Fund's investment restrictions:
     Common Stock and Preferred Stock voting together as a single class
    ------------------------------------------------------------------
      Votes For      Votes Against     Abstentions     Broker Non-Votes
    ------------    -------------     -----------     ----------------
      134,689,112      33,869,588       5,856,132         71,771,664
      Preferred Stock
    ------------------------------------------------------------------

      Votes For      Votes Against     Abstentions     Broker Non-Votes
    ------------    -------------     -----------     ----------------
      12,726             689             463              9,686

A Special Meeting of Shareholders of the Fund was held on November 30, 2000, at the Hilton Newark Gateway, Raymond Boulevard, Newark, New Jersey. The meeting was held for the purpose of obtaining shareholder approval of a new management agreement with the Fund's Investment Manager and a new investment advisory agreement with the Fund's Investment Adviser. Shareholder approval of these agreements was sought in order to permit the Investment Manager and Investment Adviser to continue to provide services to the Fund following the acquisition of the Investment Manager and Investment Adviser by Aberdeen Asset Management PLC. The result of the proxy solicitation on this matter was as follows:

 Votes For      Votes Against     Abstentions
------------    -------------     -----------
 228,606,637      17,427,907       3,591,094

38 Aberdeen Asia Pacific Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan.--Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the 'Plan'). Generally, shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

State Street Bank & Trust Co. (the 'Plan Agent') serves as agent for the shareholders in administering the Plan. Dividends and capital gains distributions payable to Plan participants will be promptly invested. If the Fund declares an income dividend or capital gains distribution payable in stock to shareholders who are not Plan participants, then Plan participants will receive that dividend or distribution in newly issued shares on identical terms and conditions.

In every other case Plan participants will receive shares on the following basis: If the market price of the Fund's common stock plus any brokerage commission is equal to or exceeds net asset value, Plan participants will receive newly issued shares valued at the greater of net asset value or 95% of current market price. If, on the other hand, the net asset value plus any brokerage commission exceeds the market price, the Plan Agent will buy shares in the open market. If the market price plus any applicable brokerage commission exceeds net asset value before the Plan Agent has completed its purchases, the Fund will issue new shares to complete the program. All reinvestments are in full and fractional shares carried to three decimal places.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends and distributions.
                                      Aberdeen Asia Pacific Income Fund, Inc. 39

The Plan also allows participants to make optional cash investments of at least $100 in Fund shares as frequently as monthly through the Plan Agent on the open market. Participants must pay a service fee of $0.75 for each investment and a pro rata share of the brokerage commissions.

The Fund reserves the right to amend or terminate the Plan either in full or partially upon 90 days' written or telephone notice to shareholders of the Fund. Participants in the Plan may withdraw some or all of their shares from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares. In the alternative, by giving proper notice to the Plan Agent, participants may receive cash in lieu of shares in an amount which is reduced by brokerage commissions in connection with the sale of shares and a $2.50 service fee.

All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266-8200.
40 Aberdeen Asia Pacific Income Fund, Inc.

Directors                    Officers

Martin J. Gilbert, Chairman  Hugh Young, President
Anthony E. Aaronson          Ouma Sananikone, Vice President and
David Lindsay Elsum          Chief Investment Officer
Beverley Hendry              David Manor, Treasurer
Howard A. Knight             Roy M. Randall, Secretary
P. Gerald Malone             Michael Karagianis, Assistant
Neville J. Miles               Vice President
Peter J. O'Connell           Beverley Hendry, Assistant Treasurer
William J. Potter            Jack R. Benintende, Assistant Treasurer
Peter D. Sacks               Timothy Sullivan, Assistant Treasurer
Anton E. Schrafl             Allan S. Moscroff, Assistant Secretary
John T. Sheehy               Margaret A. Bancroft, Assistant Secretary
Brian M. Sherman             Sander M. Bieber, Assistant Secretary
                             Christian Pittard, Assistant Secretary

The accompanying Financial Statements as of April 30, 2001 were not audited and accordingly, no opinion is expressed on them.

This report, including the Financial Statements herein, is transmitted to the shareholders of Aberdeen Asia-Pacific Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.
                         Aberdeen Asia-Pacific Income Fund, Inc. 41

Corporate Information

Investment Manager            Aberdeen Asset Managers (C.I.) Limited
                              P.O. Box 578, 17 Bond Street
                              St. Helier, Jersey JE45XB
                              Channel Islands

Investment Advisor            Aberdeen Asset Management Limited
                              Level 6, 201 Kent Street
                              Sydney, NSW 2000, Australia

Administrator                 Prudential Investments Fund
                              Management LLC.
                              Gateway Center 3
                              100 Mulberry Street
                              Newark, NJ 07102-4077

Custodian & Transfer Agent    State Street Bank and Trust Company
                              1 Heritage Drive
                              North Quincy, Massachusetts 02171

Auction Agent                 Deutsche Bank
                              Four Albany Street
                              New York, New York 10006

Independent Accountants       PricewaterhouseCoopers LLP
                              1177 Avenue of the Americas
                              New York, New York 10036

Legal Counsel                 Dechert
                              1775 Eye Street, N.W.
                              Washington, DC 20006

                              Stikeman Elliott
                              Level 40 Chifley Tower
                              2 Chifley Square
                              Sydney, NSW 2000, Australia

Investor Relations            Aberdeen Asset Management
                              45 Broadway, 31st Floor
                              New York, New York 10006
                              1-800-522-5465 or 1-212-968-8800
                              InvestorRelations@aberdeen-asset.com


(LOGO)
Aberdeen Asset Managers (C.I.) Limited

The common shares of Aberdeen Asia-Pacific Income Fund, Inc. are traded on the American Stock Exchange and on the Pacific Stock Exchange under the symbol "FAX". Information about the Fund's net aset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

003009107